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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                           __________


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


               Date of Report:   January 14, 1997
                               ---------------------

                    Core Materials Corporation
                 --------------------------------
     (Exact name of Registrant as specified in its charter)


    Delaware               1-12505               31-1481870
  ------------------------------------------------------------
(State or other          (Commission          (I.R.S. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)


          800 Manor Park Drive, Columbus, Ohio  43228
      --------------------------------------------------
         (Address of principal executive offices)


Registrant's telephone number, including area code: (614) 870-5007
                                                    --------------




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Item 1.  Changes in Control of Registrant.

     See Item 2.

Item 2.  Acquisition or Disposition of Assets.

     Effective December 31, 1996, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") between the Company and its former parent company, RYMAC Mortgage Investment Corporation ("RYMAC"), dated as of November 1, 1996, pursuant to which RYMAC agreed to merge with and into the Company (the "Merger"), and an Asset Purchase Agreement between RYMAC and Navistar International Transportation Corp. ("Navistar") dated as of September 12, 1996 and as amended on October 31, 1996 and on December 16, 1996 (as so amended, the "Asset Purchase Agreement") the Company acquired substantially all of the assets, properties and business, subject to the assumption of certain liabilities, of Navistar's business conducted at 800 Manor Park Drive, Columbus, Ohio (the "Columbus Plastics Operation") relating primarily to the manufacture, marketing and sale of fiberglass reinforced plastic component parts (the "Assets"). In consideration for the Assets, Navistar received at the closing ("Closing") of the Acquisition (1) $25,504,000, subject to adjustments as described in the Asset Purchase Agreement, payable by the Company in the form of a secured promissory note (the "Secured Note") and (2) 4,264,000 shares of Core Materials Corporation Common Stock representing approximately 45% of the total number of shares of Core Materials Corporation Common Stock issued and outstanding on a fully diluted basis after the Acquisition.

     Under the new ownership structure, the Company intends to conduct the same business as that described above under the prior Navistar ownership. The Company will seek to expand sales with new customers desiring parts manufactured with fiberglass-reinforced plastic. In addition to Navistar's 45% common stock ownership position, the Company's five member board includes two Navistar executives. The ongoing supply relationship between Navistar and the Company is documented in the form of a five year Comprehensive Supply Agreement, renewable each year for an additional year with both parties consent, for the Company to supply Navistar with all its current fiberglass-reinforced component parts.

     For additional information regarding the Merger, the Acquisition and the nature of any material relationship between the Company and Navistar and certain of its directors and officers, see the information under the captions "The Acquisition", "The Merger", "Business of Core Materials After the Acquisition" and "Management of Core Materials After the Acquisition", which are hereby incorporated by reference.

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Item 4.  Changes in Registrant's Certifying Accountant.

     Prior to the merger and acquisition, Ernst & Young LLP were the independent auditors of RYMAC Mortgage Investment Corporation and Deloitte & Touche LLP were the independent auditors of Core Materials Corporation and of the Columbus Plastics Operation of Navistar. The Company has elected to retain Deloitte & Touche LLP as its independent auditors subsequent to the merger and acquisition.

     At the time of the merger and acquisition, there were no outstanding issues or adverse opinions with Ernst & Young LLP.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(a.) Financial Statements of Business Acquired

     Incorporated by reference to the information set forth under the caption "Columbus Plastics Operation (An Operating Unit of Navistar International Transportation Corp.)" on pages F-1 to F-9 of the Company's Form S-4 Registration Statement dated November 8, 1996 (SEC Registration No. 333-15809).

(b.) Pro Forma Financial Information

     Incorporated by reference to the information set forth under the caption "Unaudited Pro Forma Combined Financial Information of Core Materials" on pages 47-54 of the Company's Form S-4 Registration Statement dated November 8, 1996 (SEC Registration No. 333-15809).

(c.) Exhibits

     2.1 Agreement and Plan of Merger dated as of November 1, 1996 between RYMAC and the Company (Incorporated by reference to Annex IV of the Company's Form S-4 Registration Statement dated November 8, 1996) (SEC File No. 333-15809).

     2.2 Asset Purchase Agreement between Navistar and RYMAC dated as of September 12, 1996, as amended (Incorporated by reference to Annex I of the Company's Form S-4 Registration Statement dated November 8, 1996) (SEC File No. 333-15809).

     16.1   Letter of Ernst & Young LLP

     23.1   Consent of Deloitte & Touche LLP



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Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits (continued).

(c.) Exhibits (continued)

     99.1 The information set forth under the caption "Columbus Plastics Operation (An Operating Unit of Navistar International Transportation Corp.)" on pages F-1 to F-9 of the Company's Form S-4 Registration Statement dated November 8, 1996 [Incorporated by reference (SEC File No. 333-15809)].

     99.2 The information set forth under the caption "Unaudited Pro Forma Combined Financial Information of Core Materials" on pages 47-54 of the Company's Form S-4 Registration Statement dated November 8, 1996 [Incorporated by reference (SEC File No. 333-15809)].

     99.3 The information set forth under the captions "The Acquisition", "The Merger", "Business of Core Materials After the Acquisition" and "Management of Core Materials After the Acquisition" of the Company's Form S-4 Registration Statement dated November 8, 1996 [Incorporated by reference (SEC File No. 333-15809)].

     99.4 Comprehensive Supply Agreement between Navistar and the Company (Incorporated by reference as Exhibit 10-B of the Company's Form S-4
            Registration Statement dated November 8, 1996)
            (SEC File No. 333-15809).

Item 8.  Change in Fiscal Year.

     The acquisition is being accounted for as a reverse acquisition for financial reporting and accounting purposes. Prior to the acquisition, the Columbus Plastics Operation had a fiscal year ended of October 31. The Company's fiscal year end is December 31.

     Subsequent to the acquisition, the Company will retain its December 31 fiscal year end, accordingly, consistent with reverse acquisition accounting treatment, a two-month transition period (November 1 - December 31, 1995) will be included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.


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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   Core Materials Corporation
                                -------------------------------
                                     (Registrant)



                         By:     /s/ Richard R. Conte
                              ---------------------------------
                              Richard R. Conte
                              Chief Financial Officer








Date:  January 14, 1997




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                            EXHIBITS



     2.1 Agreement and Plan of Merger dated as of November 1, 1996 between RYMAC and the Company (Incorporated by reference to Annex IV of the Company's Form S-4 Registration Statement dated November 8, 1996) (SEC File No. 333-15809).

     2.2 Asset Purchase Agreement between Navistar and RYMAC dated as of September 12, 1996, as amended (Incorporated by reference to Annex I of the Company's Form S-4 Registration Statement dated November 8, 1996) (SEC File No. 333-15809).

     16.1   Letter of Ernst & Young LLP

     23.1   Consent of Deloitte & Touche LLP

     99.1 The information set forth under the caption "Columbus Plastics Operation (An Operating Unit of Navistar International Transportation Corp.)" on pages F-1 to F-9 of the Company's Form S-4 Registration Statement dated November 8, 1996 [Incorporated by reference (SEC File No. 333-15809)].

     99.2 The information set forth under the caption "Unaudited Pro Forma Combined Financial Information of Core Materials" on pages 47-54 of the Company's Form S-4 Registration Statement dated November 8, 1996 [Incorporated by reference (SEC File No. 333-15809)].

     99.3 The information set forth under the captions "The Acquisition", "The Merger", "Business of Core Materials After the Acquisition" and "Management of Core Materials After the Acquisition" of the Company's Form S-4 Registration Statement dated November 8, 1996 [Incorporated by reference (SEC File No. 333-15809)].

     99.4 Comprehensive Supply Agreement between Navistar and the Company (Incorporated by reference as Exhibit 10-B of the Company's Form S-4
            Registration Statement dated November 8, 1996)
            (SEC File No. 333-15809).